THE KENSINGTON FUNDS
Real Estate Securities Fund
Select Income Fund
Strategic Realty Fund
International Real Estate Fund
Global Real Estate Fund
(the “Funds”)
Supplement dated November 13, 2007
to the Prospectus dated May 1, 2007
This Supplement updates the “Portfolio Management” section of the above-dated Prospectus of the Funds as follows:
1. Addition of New Portfolio Manager
Michael McGowan has been added to the portfolio management team for the Funds:
Michael McGowan, Portfolio Manager	Mr. McGowan is responsible for securities investment decisions on behalf of Kensington’s real estate portfolios. Mr. McGowan joined Kensington in 2005 as a Senior Analyst and began managing portfolios in 2007. Prior to joining Kensington, he was employed at RREEF as a Director of Economic and Market Research where he specialized in industrial and office property markets. Prior to joining RREEF in 1995, Mr. McGowan was Vice President and co-founder of The Valuations Group where he performed valuations on real estate limited partnerships. Mr. McGowan began his career at Liquidity Fund Investment Corporation and MacKenzie Patterson. At both firms, he was involved in the syndication of real properties and the analysis and the reorganization of real estate securities. Mr. McGowan received a Bachelor of Arts degree in Economics from the University of California, Berkeley in 1987.
2. Update of the “Portfolio Management” Section of the Prospectus
The portion of the “Portfolio Management” section of the Prospectus describing the Portfolio Managers for each of the Funds is hereby deleted and replaced in its entirety by the following:
Michael McGowan serves as Portfolio Manager for the Kensington Real Estate Securities Fund and is responsible for the day-to-day management of its portfolio.
Joel Beam serves as Portfolio Manager for the Kensington Select Income Fund and is responsible for the day-to-day management of its portfolio.
Paul Gray and Michael McGowan serve as co-Portfolio Managers for the Kensington Strategic Realty Fund, the Kensington International Real Estate Fund and the Kensington Global Real Estate Fund and are responsible for the day-to-day management of each Fund’s portfolio.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE